July 26, 2004

EDITOR: The following information is for immediate release. If you have any questions, please contact John C. Stoddart, Shareholder Relations Officer of First Chester County Corporation at 484-881-4141, or, john.stoddart@fnbchestercounty.com.

           First Chester County Corporation Reports 11.8% increase in net earnings and 25.4% increase in total loans and leases

(July 26, 2004 - West Chester, PA) First Chester County Corporation announced that the Corporation's net income for the three-months ended June 30, 2004 was $1.509 million, an increase of 11.8% when compared to the three-months ended June 30, 2003. Net income for the six-months ended June 30, 2004 was $3.010 million, an increase of 3.7% when compared to the six-months ended June 30, 2003. Earnings per share were $0.33 and $0.30 for the three-months ended June 30, 2004 and 2003, respectively, and $0.66 and $0.65 for the six-months ended June 30, 2004 and 2003, respectively.

Gross loans and leases grew $117.4 million or 25.4% to $579.8 million at June 30, 2004 from $462.4 million at June 30, 2003. Gross loans and leases grew $68.6 million or 13.4% from $511.2 million at December 31, 2003 to $579.8 million at June 30, 2004. Chief Executive Officer John Featherman, III, stated, "this outstanding loan growth is attributed to business development efforts of our Commercial Loan and Commercial Mortgage departments with local Chester County businesses along with strong growth in our interest only home equity product."

First National is pleased to announce the opening of our 18th branch at the Freedom Village at Brandywine retirement community earlier this month. President Kevin C. Quinn said "we are very excited about the opportunity to develop new banking and trust and investment relationships with the residents of Freedom Village."

The First National Bank of Chester County is the largest independent national bank headquartered in Chester County and provides quality financial services to individuals, businesses, governmental entities, nonprofit organizations, and community service groups.





This  release  may  contain  forward-looking  statements  within the  meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based on current intentions and expectations. However, because such statements pertain to future events and circumstances, any of the statements could prove to be inaccurate. Therefore, there can be no assurance that the forward-looking statements contained in this release will prove to be accurate. Additional information that could cause future events to vary materially from the results anticipated may be found in the Corporation's most recent Form 10-K and other reports filed with the Securities and Exchange Commission. Furthermore, the Corporation disclaims any obligation or intent to update any such factors or forward-looking statements in light of future events and developments. First Chester County Corporation has 4,507,581 shares outstanding and is traded in the over-the-counter market under the symbol of "FCEC." For more information, please contact the Bank's Shareholder Relations Department at 484-881-4141 or visit our interactive website at www.fnbchestercounty.com.

                        First Chester County Corporation
                      SELECTED FINANCIAL DATA (unaudited)


(Dollars in thousands, except per share data)


SELECTED FINANCIAL DATA                                    JUNE 30,            December 31,
                                                     2004            2003          2003
                                               ----------------------------    ------------

Total assets                                    $   759,329    $     664,839    $    689,210
Gross loans                                         579,806          462,438         511,249
Allowance for loan & lease losses                     6,626            6,156           5,864
Total investment securities                         138,217          123,666         130,729
Deposits                                            599,420          572,611         577,314
Shareholders equity                                  51,298           50,822          51,750
Average assets                                      734,258          647,806         660,230
Average equity                                       52,581           50,722          50,561
Non-accrual loans                                     1,947            3,883           3,093

Financial Management Services
  Assets under management & custody *               543,457          515,657         550,217



STATEMENT OF INCOME                             THREE MONTHS ENDED JUNE 30,      SIX MONTHS ENDED JUNE 30,
                                                  2004             2003            2004               2003
                                                ---------       -----------      ----------        ----------

Interest income                                 $   9,055      $     8,239      $   17,693        $   16,562
Interest expense                                    1,866            1,818           3,534             3,759
                                                 --------       ----------       ---------         ---------
Net interest income                                 7,189            6,421          14,159            12,803

Provision for loan losses                              56              373             356               767
                                                 --------       ----------       ---------         ---------
Net interest income after
  provision for loan losses                         7,133            6,048          13,803            12,036

       Trust and Investment Services revenue          875              870           1,822             1,652
       Service charges on deposit accounts            515              512           1,039             1,045
       Investment securities gains, net                 -              200              53               259
       Operating lease rental income                  191              196             384               447
       Gains on sale of premises and other real-
        estate owned                                   24                -              48                 -
       Gains and fees on the sale of residential
        mortgages                                     100              394             190               804
       Gains on the sale of credit card portfolio       -                -              34               306
       Other                                          616              524           1,137             1,051
                                                 --------       ----------       ---------         ---------
       Non-interest income                          2,321            2,696           4,707             5,564
                                                 --------       ----------       ---------         ---------
       Salaries and employee benefits               3,985            3,823           7,860             7,501
       Occupancy, equipment, and data processing    1,333            1,368           2,663             2,711
       Depreciation expense on operating leases       164              167             336               338
       FDIC deposit insurance                          22               22              43                44
       Bank shares tax                                132              122             257               230
       Professional services                          286              253             620               510
       Other                                        1,376            1,057           2,432             2,117
                                                 --------       ----------       ---------         ---------
       Non-interest expense                         7,298            6,812          14,211            13,451
                                                 --------       ----------       ---------         ---------
Income before income taxes                          2,156            1,932           4,299             4,149
                                                 --------       ----------       ---------         ---------
Income Taxes                                          647              582           1,289             1,246
                                                 --------       ----------       ---------         ---------
Net Income                                      $   1,509       $    1,350      $    3,010        $    2,903
                                                 ========        =========       =========         =========


PER SHARE DATA

Net income per share (Basic)                    $    0.33       $     0.30      $     0.66        $     0.65
Net income per share (Diluted)                  $    0.32       $     0.30      $     0.64        $     0.64
Cash divided declared                           $  0.1375       $   0.1350      $    0.275        $    0.270
Book value                                      $   11.40       $    11.37      $    11.40        $    11.37
Average bid/ask                                 $   24.33       $    18.95      $    24.33        $    18.95
Actual shares outstanding                       4,500,956        4,468,748       4,500,956         4,468,748
Basic weighted average shares outstanding       4,530,280        4,459,286       4,545,386         4,448,684

* These assets are managed by the Trust & Investment Services Division of the Bank and are not assets of the Bank or the Corporation.